UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2020

MITESCO, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-53601	87-0496850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Carlson Parkway, Suite 1050 Minnetonka, MN 55305
(Address of principal executive offices) (Zip Code)

(844) 383-8689
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mitesco Inc. 2021 Omnibus Securities and Incentive Plan

On December 31, 2020, the Compensation Committee of the Board of Directors of Mitesco, Inc. approved the Mitesco Inc. 2021 Omnibus Securities and Incentive Plan, or the “2021 Plan”. The 2021 Plan provides for the grant of incentive stock options, nonstatutory stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights, performance stock awards, performance cash awards, and other stock-based awards, collectively, the “stock awards.” Stock awards may be granted under the 2021 Plan to our employees, directors and consultants.

The 2021 Plan is filed with this report as Exhibit 10.1 and is incorporated herein by reference. The foregoing description is subject to, and qualified in its entirety by, the 2021 Plan.

Compensation for Officers, Directors and others to be included under the Mitesco Inc. 2021 Omnibus Securities and Incentive Plan

On December 29, 2020 the Board of Directors approved the following new issuances of stock options, and modified previously certain approved issuances for officers, members of the Board of Directors and consultants, with the intent that these will be included in a Form S-8 filing of the 2021 Plan:

Issue date	Director	Initial Schedule of Vesting	Changes as of 12.28.20	Option Expiration Date	Number of Options	Number of Vested Options	Initial Exercise Price	Revised Exercise Price

2/27/2020	Ron Riewold	6 mo.	Fully Vested	2/27/2030	166,667	166,667	$0.05		$0.03
2/27/2020	Ron Riewold	3 yrs.	Fully Vested	2/27/2030	833,333	833,333	$0.05		$0.03
12/28/2020	Ron Riewold	Immediate	New	12/27/2030	100,000	100,000	$0.03	$

2/27/2020	Tom Brodmerkel	6 mo.	Fully Vested	2/27/2030	166,667	166,667	$0.05		$0.03
2/27/2020	Tom Brodmerkel	3 yrs.	Fully Vested	2/27/2030	833,333	833,333	$0.05		$0.03
12/28/2020	Tom Brodmerkel	Immediate	New	12/27/2030	100,000	100,000	$0.03	$

2/27/2020	Lawrence Diamond	6 mo.	Fully Vested	2/27/2030	250,000	250,000	$0.05		$0.03
2/27/2020	Lawrence Diamond	3 yrs.	Fully Vested	2/27/2030	1,250,000	1,250,000	$0.05		$0.03
12/28/2020	Lawrence Diamond	Immediate	New	12/27/2030	1,000,000	1,000,000	$0.03	$

6/1/2020	Faraz Naqvi	6 mo.	Fully Vested	5/31/2030	333,333	333,333	$0.05		$0.03
6/1/2020	Faraz Naqvi	13-36 mo.	Fully Vested	5/31/2030	666,667	666,667	$0.05		$0.03
12/28/2020	Faraz Naqvi	Immediate	New	12/27/2030	100,000	100,000	$0.03	$

8/1/2020	Juan Carlos Iturregui	6 mo.	Fully Vested	7/31/2030	333,333	333,333	$0.05		$0.03
8/1/2020	Juan Carlos Iturregui	13-36 mo.	Fully Vested	7/31/2030	666,667	666,667	$0.05		$0.03
12/28/2020	Juan Carlos Iturregui	Immediate	New	12/27/2030	100,000	100,000	$0.03	$

Item 7.01	Regulation FD Disclosure.

On January 21, 2021 the Company issued a press announcing the opening of its first unit of The Good Clinic subsidiary located at Nordhaus, a development of Lennar Corporation in Minneapolis, Minnesota.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information presented in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 is being furnished and shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section, nor is it incorporated by reference into any filing of the Company, under the Securities Act of 1933, or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
10.01	Mitesco Inc. 2021 Omnibus Securities and Incentive Plan
99.1	Press release dated January 21, 2021 regarding “The Good Clinic” operations

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MITESCO, INC.

Date: January 27, 2021	By:	/s/ Lawrence Diamond
Lawrence Diamond
Chief Executive Officer and Interim Chief Financial Officer